Exhibit 99.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.  ANY ATTEMPT TO SELL, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS WARRANT OR THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF WILL BE VOID.

Void after
June 30, 2011
Issued this [_______], 2007

WARRANT TO PURCHASE COMMON STOCK

This Warrant is issued to [Name of the Investor] (the “Holder”), by Network CN Inc., a Delaware corporation (the “Company”), pursuant to the terms of that certain Note and Warrant Purchase Agreement dated as of November 19, 2007 by and among the Borrower and the Holder, among others (the “Purchase Agreement”).  Terms used but not defined herein shall have the respective meaning set forth in the Purchase Agreement.

1.           Purchase of Common Stock.  Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable Common Stock (as defined below) that equals the Warrant Coverage Amount.

2.           Definitions.

(a)  Exercise Price.  The exercise price for the Common Stock shall be US$[2.5][3.5] per share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(b)  Exercise Period.  This Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof, and ending on the expiration of this Warrant pursuant to Section 12 hereof.

(c)  Warrant Coverage Amount.  The term “Warrant Coverage Amount” shall mean that number of Common Stock which equals to  the quotient obtained by dividing the [First Note Purchase Price][Second Note Purchase Price][Third Note Purchase Price]  (as defined in the Purchase Agreement) by US$[2.5][3.5], rounded to the nearest whole Common Stock.

(d)  The Common Stock.  The term “Common Stock” shall mean shares of Common Stock of the Company, par value US$0.001 per share.

3.           Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(i)        the surrender of the Warrant, together with a notice of exercise to the Secretary of the Company at its principal offices; and

(ii)       the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Common Stock being purchased.

4.           Net Exercise.  In lieu of exercising this Warrant pursuant to Section 3, the Holder may elect to receive, without payment by the Holder of any additional consideration, shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Common Stock computed using the following formula:

Y (A - B)
X =	A

Where
X --	The number of Common Stock to be issued to the holder of this Warrant.
Y --	The number of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation).
A --	The fair market value of one Common Stock (at the date of such calculation).
B --	The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 4, the fair market value of one Common Stock shall mean the average of the closing bid and asked prices of Common Stock quoted in the over-the-counter market in which the Common Stock is traded or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange).  If the Common Stock is not traded on the over-the-counter market or on an exchange, the fair market value shall be as determined in good faith by the Company’s Board of Directors.

5.           Updated Registry of Shareholders; Certificates for Common Stock.  Upon the exercise of the purchase rights evidenced by this Warrant, the stock register of the Company shall be updated and one or more certificates for the number of Common Stock so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

6.           Issuance of Common Stock.  The Company covenants that the Common Stock, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.  In the event that there is an insufficient number of Common Stock reserved for issuance pursuant to the exercise of this Warrant, the Company will take appropriate action to authorize an increase in the capital stock to allow for such issuance or similar issuance acceptable to the Holder.

7.           Adjustment of Exercise Price and Number of Common Stock.  The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)  Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide the Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend, the number of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Common Stock purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)  Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Common Stock as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)  Other Adjustment Event.  If at any time prior to the expiration of this Warrant,  the conversion price of the Notes is adjusted in accordance with Section 3 of the Notes, the Exercise Price shall be adjusted as follows:

Y * [2.50][3.50]
X =	1.65

Where
X --	The Exercise Price of this Warrant after the adjustment.
Y --	The conversion price of the Notes after the adjustment in accordance with Section 3 of the Notes.

(d)  Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

8.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

9.           Representations of the Company.  The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

10.         Transfers. Subject to compliance with the applicable federal and other securities laws and the provisions of this Section 10, this Warrant and all rights hereunder are transferable or assignable, in whole or in part, without charge to the Holder (except for transfer taxes), to any person or entity upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer.

11.          Restrictive Legend.  Each certificate representing the Common Stock shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE.  THIS SECURITY MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) AN EXEMPTION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OR (C) DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  ANY ATTEMPT TO TRANSFER, SELL, PLEDGE OR HYPOTHECATE THIS SECURITY IN VIOLATION OF THESE RESTRICTIONS SHALL BE VOID.

12.          Expiration of Warrant.  This Warrant shall expire and shall no longer be exercisable after 5:00 p.m., New York local time, on June 30, 2011.

13.          Notices.  Except as otherwise set forth in this Warrant, any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the other parties to this Warrant given in accordance with this section):

If to the Company, to:

Network CN Inc.
21F, Chinachem Century Tower,
178 Gloucester Road,
Wanchai, Hong Kong
Tel: (852) 2833-2186
Fax: (852) 2295-6977
Attention: Daley Mok

with a copy to:

Crone Rozynko, LLP
101 Montgomery Street, Suite 1950
San Francisco, CA 94104
Tel: (415) 955-8900
Fax: (415) 955-8910
Attention: Alisande M. Rozynko

If to the Holder, to:

5 Habormaster Place, IFSC
                Dublin 1, Ireland
Facsimile number: +353 1 6806050
Attention: The Directors

with a copy to:

c/o Och-Ziff Capital Management Group
9 West 57th St., 13th Floor
New York, NY  10019
Attention:  Joel Frank, Scott Ciccone
Fax:  +1-212-790-0077

Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of two (2) days after the letter containing the same is sent as aforesaid. Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid.

14.          Governing Law.  This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

15.          Cooperation.  The Company will not, by amendment of its bylaws or certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

16.          Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified only upon the written consent of the Company and the Holder.

17.          Payment of Taxes.  The Company shall pay all stamp taxes attributable to the initial issuance of Common Stock issuable upon any exercise of the Warrant, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for Common Stock in a name other than that of the exercising Holder in respect of which such Common Stock are issued.

“THE COMPANY”

NETWORK CN INC.

By:
Name:
Title:

“THE HOLDER”

[INVESTOR]

By:
By:

By:
Name:
Title: